UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2013

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(864) 231-1200

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 12, 2013, Hampshire Group, Limited (the “Company”) held its annual meeting of stockholders to: (i) elect directors to the Company’s Board of Directors (the “Board”); (ii) hold a non-binding advisory vote on the compensation of the Company’s named executive officers; (iii) hold a non-binding advisory vote to determine the frequency of future advisory votes on the compensation of the Company’s named executive officers; and (iv) ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. 6,898,555 shares of the Company’s common stock entitled to vote at the annual meeting were present at the annual meeting, either in person or by proxy, constituting 92.32% of the shares of the Company’s common stock entitled to vote. The results of the voting on the matters presented at the annual meeting were as follows:

●	the six directors listed below were elected to the Board;
●	the compensation of the Company’s named executive officers was approved on an advisory and non-binding basis;
●	every year was selected as the frequency of future advisory votes on the compensation of the Company’s named executive officers on an advisory and non-binding basis; and
●	the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified.

The following table shows the results of the voting on each matter:

	For	Withheld	Broker Non-votes
Election of Directors:

Paul M. Buxbaum	6,479,622	178,782	240,151
Peter H. Woodward	4,352,190	2,306,214	240,151
Robert C. Siegel	6,038,388	620,016	240,151
Benjamin C. Yogel	6,269,753	388,651	240,151
Bobby Melnick	6,479,622	178,782	240,151
Frank Tworecke	6,654,704	3,700	240,151

	For	Against	Broker Non-votes	Abstain
Approval of Compensation of Named Executive Officers	6,630,521	25,345	240,151	2,538

	Every Year	Every Two Years	Every Three Years	Broker Non-Votes	Abstain
Frequency of Future Advisory Votes on Compensation of Named Executive Officers	6,377,056	300	281,048	240,151	0

	For	Against	Broker Non-votes	Abstain
Ratification of Elliott Davis, LLC’s appointment	6,898,355	0	0	200

The Company has determined that the Company will include a non-binding advisory stockholder vote on the compensation of named executive officers in its proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers.

Following the annual meeting of stockholders, the Board elected Mr. Paul Buxbaum, current President and Chief Executive Officer, to also serve as the Company’s Chairman of the Board. He has been President and Chief Executive Officer since January 2013 and member of the Company’s Board since 2011. Additionally, Mr. Benjamin Yogel was elected to serve as Lead Director. He has been a member of the Company’s Board since 2011.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of the Hampshire Group, Limited dated June 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ Paul M. Buxbaum
Name: Paul M. Buxbaum
Title: Chairman of the Board, President and Chief Executive Officer

Dated: June 17, 2013

Exhibit No.	Description

99.1	Press Release of the Hampshire Group, Limited dated June 17, 2013.